                                                                               .
                                                                               .
                                                                               .
                               SCHEDULE A TO THE
                             MULTIPLE CLASS PLAN OF
                              SCHWAB CAPITAL TRUST

Name of Fund and Class                                  Shareholder Service Fee (as a       Transfer Agency Fee (as a
----------------------                                  percentage of average daily net     percentage of average daily net
                                                        assets of the Fund Class)           assets of the Fund Class)
                                                        -------------------------           -------------------------

A. Group I

Schwab S&P 500 Fund-Investor Shares                                 0.20%                               0.05%

Schwab S&P 500 Fund-e.Shares                                        0.05%                               0.05%

Schwab S&P 500 Fund-Select Shares                                   0.05%                               0.05%

B. Group II

Schwab International Index Fund-Investor Shares                     0.20%                               0.05%

Schwab International Index Fund-Select Shares                       0.05%                               0.05%

Schwab Small-Cap Index Fund-                                        0.20%                               0.05%
Investor Shares

Schwab Small-Cap Index Fund-                                        0.05%                               0.05%
Select Shares

Schwab Total Stock Market Index Fund-Investor Shares                0.20%                               0.05%

Schwab Total Stock Market Index Fund-Select Shares                  0.05%                               0.05%

Schwab Small-Cap Equity Fund-Investor Shares                        0.20%                               0.05%

Schwab Small-Cap Equity Fund-Select Shares                          0.05%                               0.05%

Schwab Dividend Equity Fund -                                       0.20%                               0.05%
Investor Shares

Schwab Dividend Equity Fund -                                       0.05%                               0.05%

Name of Fund and Class                                  Shareholder Service Fee (as a       Transfer Agency Fee (as a
----------------------                                  percentage of average daily net     percentage of average daily net
                                                        assets of the Fund Class)           assets of the Fund Class)
                                                        -------------------------           -------------------------
Select Shares

Schwab Hedged Equity Fund -                                         0.20%                               0.05%
Investor Shares

Schwab Hedged Equity Fund -                                         0.05%                               0.05%
Select Shares

Laudus International MarketMasters Fund - Investor                  0.20%                               0.05%
Shares (formerly known as Schwab International
MarketMasters Fund - Investor Shares)

Laudus International MarketMasters Fund - Select                    0.15%                               0.05%
Shares (formerly known as Schwab International
MarketMasters Fund - Select Shares)

Laudus U.S. MarketMasters Fund - Investor Shares                    0.20%                               0.05%
(formerly known as Schwab U.S. MarketMasters Fund -
Investor Shares)

Laudus U.S. MarketMasters Fund - Select Shares                      0.15%                               0.05%
(formerly known as Schwab U.S. MarketMasters Fund -
Select Shares)

Laudus Balanced MarketMasters Fund - Investor Shares                0.20%                               0.05%
(formerly known as Schwab Balanced MarketMasters Fund
- Investor Shares)

Laudus Balanced MarketMasters Fund - Select Shares                  0.15%                               0.05%
(formerly known as Schwab Balanced MarketMasters Fund
- Select Shares)

Laudus Small-Cap MarketMasters Fund - Investor Shares               0.20%                               0.05%
(formerly known as Schwab Small-Cap MarketMasters
Fund -- Investor Shares)

Name of Fund and Class                                  Shareholder Service Fee (as a       Transfer Agency Fee (as a
----------------------                                  percentage of average daily net     percentage of average daily net
                                                        assets of the Fund Class)           assets of the Fund Class)
                                                        -------------------------           -------------------------
Laudus Small-Cap MarketMasters Fund - Select Shares                 0.15%                               0.05%
(formerly known as Schwab Small-Cap MarketMasters
Fund - Select Shares)

Schwab Premier Equity Fund -- Investor Shares                       0.20%                               0.05%

Schwab Premier Equity Fund -- Select Shares                         0.05%                               0.05%

Schwab Large-Cap Growth Fund -- Investor Shares                     0.20%                               0.05%

Schwab Large-Cap Growth Fund -- Select Shares                       0.05%                               0.05%

C. Group III

Schwab MarketTrack Growth Portfolio -- Investor Shares              0.20%                               0.05%

Schwab MarketTrack Growth Portfolio -- P Shares                     0.05%                               0.05%

Schwab MarketTrack Conservative Portfolio -- Investor               0.20%                               0.05%
Shares

Schwab MarketTrack Growth Portfolio -- P Shares                     0.05%                               0.05%

D. Group IV

Schwab Fundamental US Large Company Index Fund --                   0.20%                               0.05%
Investor Shares

Schwab Fundamental US Large Company Index Fund --                   0.05%                               0.05%
Select Shares

Schwab Fundamental US Large Company Index Fund --                   0.05%                               0.05%
Institutional Shares

Schwab US Small --Mid Company Index Fund -- Investor                0.20%                               0.05%
Shares

Name of Fund and Class                                  Shareholder Service Fee (as a       Transfer Agency Fee (as a
----------------------                                  percentage of average daily net     percentage of average daily net
                                                        assets of the Fund Class)           assets of the Fund Class)
                                                        -------------------------           -------------------------
Schwab US Small-Mid Company Index Fund -- Select                    0.05%                               0.05%
Shares

Schwab US Small-Mid Company Index Fund --                           0.05%                               0.05%
Institutional Shares

Schwab Fundamental International Large Company Index                0.20%                               0.05%
Fund -- Investor Shares

Schwab Fundamental International Large Company Index                0.05%                               0.05%
Fund -- Select Shares

Schwab Fundamental International Large Company Index                0.05%                               0.05%
Fund -- Institutional Shares


                                               SCHWAB CAPITAL TRUST

                                               By:  /s/ Evelyn Dilsaver
                                                    ---------------------
                                                    Evelyn Dilsaver,
                                                    President and Chief
                                                    Executive Officer
Dated as of  February 28, 2007